                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports and references to our Firm included in Horizon PCS, Inc.'s registration statement on Form S-1.

/s/ Arthur Andersen LLP
July 19, 2000

Columbus, Ohio